UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Alta Equipment Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

P.O. BOX 8016, CARY, NC 27512-9903	Alta Equipment Group Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on June 09, 2021
For Stockholders of record on April 14, 2021
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/ALTG

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/ALTG

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions

The proxy materials that are available to review:

The Company’s 2020 Annual Report & 2021 Proxy Statement

If you want to receive a paper or e-mail copy of the proxy materials for this meeting, or proxy materials for future shareholder meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 28, 2021.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/ALTG	(866) 648-8133	paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Alta Equipment Group Inc.

Meeting Type: Annual Meeting of Stockholders
Date:	Wednesday, June 09, 2021
Time:	09:30 AM, Eastern Time
Place:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/ALTG for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/ALTG

SEE REVERSE FOR FULL AGENDA

Alta Equipment Group Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

“FOR” ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND “FOR” PROPOSAL 2

PROPOSAL

1.	Elect the two director nominees listed in the accompanying proxy statement;

1.01 Daniel Shribman

1.02 Katherine E. White

2.	Ratify the appointment of UHY LLP as our independent registered public accounting firm for 2021;

NOTE: Any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.